SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2010
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 18, 2010, John Masters has joined the management team of Mogul as Chairman of the Board.

From 2004 to 2006 Mr. Masters was the Senior Geologist and Chairman of the Technical Advisory Board for Hunter Energy.   Over the last five years Mr. Masters has been the President of Masters Resources.

Mr. Masters was included in the 20th century AAPG Honorary Issue as one of the thirteen “most distinguished explorers” of the past 100 years.  He co-founded Canadian Hunter. Canadian Hunter grew from one of the smallest of the 712 registered energy companies in Calgary in 1972 to the 12th largest 20 years later.  During this period, Canadian Hunter discovered more than 16 significant gas fields including Canada’s largest, the Elmworth field, which is a 30TCF pool and ranks as the third largest producing field in North America.

Mr. Masters attained a B.A degree from Yale University on scholarship and a M.S. in Geology from Colorado University.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

SECTION 8.  Other Events

On October 22, 2010 the Company’s Board of Directors granted, pursuant to the Company’s 2007 Stock Option Plan, nonqualified stock options (NQSO”) for the purchase of up to an aggregate of 2,850,000 shares of its common stock at a purchase price of $0.05 per share.  Included in this amount was a grant to officers and directors of NQSO for the purchase of 1,950,000 as follows:

Name	Relationship with the Corporation	Number of Shares Subject to the NQSO	Exercise Price Per Share
John Master	Director	500,000	$0.05
Gary Countryman	Director	400,000	$0.05
Henry Kloepper	Director	300,000	$0.05
Naeem Tyab	Officer and Director	250,000	$0.05
Tim Turner	Officer	500,000	$0.05

The closing price of the Company’s common stock on the date of grant was $0.04.  The options vested on the date of grant and have a term of 5 years.  The Board of Directors also terminated options held by three individuals to purchase up to an aggregate of 1,400,000 shares of the Company’s common stock at a price of $0.30 per share.

The Company’s Board of Directors also terminated previously granted options held by three individuals for the purchase of up to 1,400,000 shares of the Company’s common stock.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: October 25, 2010